Summary of Financing Charges (Income) (Detail) (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Jan. 31, 2013	Jan. 31, 2012	Apr. 30, 2012	Apr. 30, 2011	Apr. 30, 2010
Summary of financing charges (income)
Write-off of unamortized transaction costs on the senior facility agreement				$ (47,140)
Amortization of deferred financing costs	(5,268)	(4,953)	(6,851)	(7,151)	(4,036)
Loss on interest rate swap				(8,656)	(1,182)
Net loss (gain) on fair value of derivative financial instruments	(6,683)	(7,892)	(5,380)	5,567	(12,935)
Amortization of guaranteed residual values	(1,868)	(1,354)	(1,852)	(1,248)	(542)
Interest expense	(11,600)	(4,340)	(8,542)	(6,672)	(10,616)
Interest income	10,219	9,606	12,928	10,802	10,641
Other	(7,265)	(5,084)	(5,365)	(12,538)	(2,789)
Other financing charges	$ (22,465)	$ (14,017)	$ (15,062)	$ (67,036)	$ (21,459)